UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) February 24, 2003
                                                --------------------------------

                      GS Mortgage Securities Corporation II
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



          New York                   333-71033                    22-3442024
--------------------------------------------------------------------------------
(State or other jurisdiction        (Commission                 (IRS Employer
      of incorporation)             File Number)             Identification No.)


    85 Broad Street, New York, New York                             10004
--------------------------------------------------------------------------------
    (Address of principal executive offices)                     (Zip Code)



Registrant's telephone number, including area code (212) 902-1000
                                                  ------------------------------



--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 5.     Other Events.
            ------------

            Attached as exhibits are certain Computational Materials, (as defined in the no-action letter issued by the staff of the Securities and Exchange Commission (the "Commission") on May 20, 1994, regarding Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. and Kidder Structured Asset Corporation and as further modified by a no-action letter issued by the staff of the Commission on May 27, 1994, to the Public Securities Association) and Structural and Collateral Term Sheets, (as defined in the no-action letter issued by the staff of the Securities and Exchange Commission on February 17, 1995, to the Public Securities Association) furnished to the Registrant by Goldman, Sachs & Co., Banc of America Securities LLC, Bear, Stearns & Co. Inc., Morgan Stanley and WaMu Capital Corp. (collectively, the "Underwriters") in respect of the Registrant's proposed offering of the Commercial Mortgage Pass-Through Certificates, Series 2003-C1 (the "Certificates").

            The Certificates will be offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Act"). The Certificates will be registered pursuant to the Act under the Registrant's Registration Statement on Form S-3 (No. 333-71033) (the "Registration Statement"). The Registrant hereby incorporates the Computational Materials and Structural and Collateral Term Sheets by reference in the Registration Statement.

            The Computational Materials and Structural and Collateral Term Sheets were prepared solely by the Underwriters, and the Registrant did not prepare or participate in the preparation of the Computational Materials and Structural and Collateral Term Sheets.

Item 7.     Financial Statements and Exhibits.
            ---------------------------------

            (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                    Description
-----------                    -----------

(99) Computational Materials and Structural and Collateral Term Sheets prepared by Goldman, Sachs & Co., Banc of America Securities LLC, Bear, Stearns & Co. Inc., Morgan Stanley and WaMu Capital Corp. in connection with GS Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 2003-C1.

SIGNATURES
----------

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 26, 2003


                                    GS MORTGAGE SECURITIES CORPORATION II



                                    By: /s/ Daniel Sparks
                                        ---------------------------------------
                                        Name:   Daniel Sparks
                                        Title:  Partner

                                INDEX TO EXHIBITS
                                -----------------



                                                                 Paper (P) or
Exhibit No.               Description                            Electronic (E)
-----------               -----------                            --------------

(99)                      Computational Materials and                   E
                          Structural and Collateral
                          Term Sheets prepared by
                          Goldman, Sachs & Co., Banc
                          of America Securities LLC,
                          Bear, Stearns & Co. Inc.,
                          Morgan Stanley and WaMu
                          Capital Corp. in connection
                          with GS Mortgage Securities
                          Corporation II, Commercial
                          Mortgage Pass-Through
                          Certificates, Series 2003-C1.